UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 2, 2007

CALGON CARBON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10776	25-0530110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 717, Pittsburgh, PA 15230-0717	15230-0717
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 787-6700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 5.02(b). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2007, James G. Fishburne left the employ of Calgon Carbon Corporation (the “Company”) in connection with a reorganization which reduced the number of regions by which the Company is managed from three (Asia, Europe, and the Americas) to two (Asia/Europe and the Americas.) The merging of the Asia and Europe regions resulted in the elimination of Mr. Fishburne’s position of Senior Vice President-Asia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALGON CARBON CORPORATION
(Registrant)
Date: October 4, 2007
By /s/ Leroy M. Ball